FOR:	REDWOOD EMPIRE BANCORP

CONTACT:	Patrick Kilkenny
President and CEO
(707) 573-4911

For Immediate Release

REDWOOD EMPIRE BANCORP REPORTS
FOURTH QUARTER 2004 EARNINGS

Santa Rosa, CA. – (January 19, 2005) -- Redwood Empire Bancorp, (Nasdaq: REBC) today reported net income of $2,063,000 or $.40 per diluted share for the quarter ended December 31, 2004. This compares to net income of $1,367,000 or $.27 per diluted share for the fourth quarter of 2003.   For the twelve months ended December 31, 2004, net income was $7,430,000 or $1.46 per diluted share as compared to $7,649,000 or $1.48 per diluted share one year ago. On July 15, 2003 the Company’s Board of Directors declared a three-for-two stock split of its outstanding shares of common stock.  Earnings and dividends per share information for all periods presented give effect to the split.

            Annualized return on average equity was 27.78% and 26.11% for the three and twelve months ended December 31, 2004 as compared to annualized return on average equity of 19.85% and 27.25% for the same periods one year ago.  Annualized return on average assets was 1.57% and 1.43% for the three and twelve months ended December 31, 2004 as compared to 1.05% and 1.48% one year ago.

            For the three months ended December 31, 2004, the Company experienced an increase in net income of $696,000, or 51% when compared to the three-month period ended December 31, 2003.  Such increase was primarily due to a decline in the provision for income tax expense that occurred in the fourth quarter of 2004, when compared to the same period one year ago.  As previously disclosed, the Company formed its Real Estate Investment Trust (REIT) subsidiary on January 15, 2002.  With the formation of the REIT, the Company began to recognize state tax benefits in the first quarter of 2002.  During December 2003, the California Franchise Tax Board took the position that certain tax transactions related to REITs and regulated investment companies (RICs) would be disallowed.  Therefore, during the second quarter of 2004 the Company terminated the REIT.  As previously announced, during December 2003 the Company reversed previously recognized net state tax benefits related to the REIT and will not record any related state tax benefits in the future.  Included in the fourth quarter 2003 net income, was a charge of $767,000 to income tax expense related to the reversal of certain previously recognized net state tax benefits related to the REIT.

            During the twelve months ended December 31, 2004, the Company experienced a decline in net income of $219,000, or 3% when compared to the same periods in 2003, primarily due to a decline in the amount of interest income recognized on the available for sale investment portfolio, an increase in salaries and employee benefits expense and an increase in interest expense associated with the Company’s second $10,000,000 trust preferred securities financing completed on July 24, 2003.   Additionally, net income declined during the twelve-month period ended December 31, 2004 when compared to the same period in 2003 due to an increase in higher operating expenses, including approximately $591,000 in expenses related to the previously announced pending merger with Westamerica Bancorporation.  Interest income on available for sale securities declined due to significant paydown activity which had occurred within the mortgage-backed securities portfolio throughout the second half of 2003 and into 2004.  In consideration of this paydown activity and the desire to reduce exposure to interest rate risk, the Company chose not reinvest the proceeds back into the investment portfolio.  Salaries and employee benefits expense increased due to additional personnel, increased health care and workers compensation insurance expenses and normal annual salary increases.  Interest expense associated with the second trust preferred securities financing increased $353,000 for the twelve months ended December 31, 2004, when compared to one year ago.  The second trust preferred securities financing was used to improve the Company’s capital structure, as proceeds from the financing facilitated the Company’s stock repurchase programs.

            As previously announced on August 25, 2004, the Company signed a definitive merger agreement where Westamerica Bancorporation will acquire Redwood Empire Bancorp.  The agreement, which was approved by the Company’s Board of Directors is subject to conditions usual and customary for merger transactions of this type, including approval by bank regulatory authorities and satisfaction of certain terms and conditions.  Westamerica Bancorporation will acquire all of the common shares of Redwood Empire Bancorp.  Shareholders will receive consideration of approximately $28.74 per share, consisting of $11.49 in cash and, subject to certain adjustments, shares of Westamerica Bancorporation common stock valued at approximately $17.25.  On December 14, 2004, the shareholders of Redwood Empire Bancorp voted in favor of this merger, and it is estimated that the transaction will be completed in the first quarter of 2005.  The Company has incurred approximately $324,000 and $591,000 in expenses related to the merger for the three and twelve months ended December 31, 2004.

Net Interest Income

            Interest income was $7,499,000 for the fourth quarter of 2004 as compared to $7,446,000 for the fourth quarter of 2004, an increase of $53,000 or 0.1%.  Interest income decreased $1,098,000, or 4% to $29,036,000 for the twelve months ended December 31, 2004, as compared to $30,134,000 one year ago.  While the Company has experienced growth in average portfolio loans during 2004 as compared to 2003, the continued low interest rate environment and substantial paydown activity within the mortgage-backed securities portfolio have both had a negative impact on interest income.  Average portfolio loans totaled $444,492,000 for the fourth quarter of 2004 as compared to $416,450,000 for the same period one year ago, an increase of $28,042,000 or 7%.  For the twelve months ended December 31, 2004, average portfolio loans have grown $20,764,000, or 5% to $425,274,000 from $404,510,000.  Average investment securities totaled $46,703,000 and $55,636,000 for the three and twelve months ended December 31, 2004, as compared to $66,494,000 and $79,672,000 for the same periods one year ago.

            For the three and twelve months ended December 31, 2004, interest expense was $1,682,000 and $6,360,000, up $11,000, or 0.6% and down $1,008,000, or 14% when compared to the same periods in 2003. With the previous decline in the general interest rate environment, the Company has been successful in reducing costs associated with interest bearing deposits.  For the three and twelve months ended December 31, 2004, the cost of average interest bearing deposits was 1.37% and 1.33% down from 1.43% and 1.69% for the three and twelve months ended December 31, 2003.  The Company has also improved the current mix of deposits by increasing noninterest bearing demand deposits, while decreasing the balance of higher cost time deposits.

            Net interest income was $5,817,000 for the fourth quarter of 2004, an increase of $42,000, or 0.7% when compared to $5,775,000 for the fourth quarter of 2003.  The net interest margin was 4.70% for the fourth quarter of 2004 as compared to 4.70% one year ago.  For the twelve months ended December 31, 2004, net interest income was $22,676,000, a decrease of $90,000 or .4% from $22,766,000 for the year ending December 31, 2003.  Net interest margin was 4.66% for the twelve months ended December 30, 2004 and 2003.  The Company’s net interest margin has been negatively impacted during 2004 due to the additional interest expense incurred with the completion of the Company’s second $10,000,000 trust preferred securities financing in July 2003. Such financing, which has been used for stock repurchases and other corporate matters, bears an annual interest rate of 6.35%.  Total interest expense for both trust preferred securities financing was $414,000 and $1,655,000 for the three and twelve months ended December 31, 2004 as compared to $414,000 and $1,283,000 during the same periods in 2003.

Loan Activity

            Total loans as of December 31, 2004 were $436,267,000, an increase of $21,746,000, or 5% when compared to total loans of $414,521,000 at December 31, 2003.  During 2004, total loans increased $21,746,000 when compared to December 31, 2004, due to an increase of $12,454,000 in real estate construction loans, an increase of $8,942,000 in commercial real estate loans and an increase of $5,602,000 in commercial loans, offset by a decline of $3,100,000 in residential real estate loans, $1,532,000 in installment and other loans and a $620,000 increase in net deferred loan fees.

Loan Losses

            Nonperforming assets represented 0.2% of total assets at December 31, 2004 and December 31, 2003. The allowance for loan losses was 1.65% of total loans and 601% of nonperforming loans at December 31, 2004 as compared to 1.73% of total loans and 566% of nonperforming loans at December 31, 2003. The Company had net recoveries of $106,000 and net recoveries of $16,000 for the three and twelve months ended December 31, 2004.  This compares to net charge-offs of $383,000 and $238,000 for the three and twelve months ended December 31, 2003.  There was no loan loss provision for the three and twelve months ended December 31, 2004 and 2003.

Deposits

            Total deposits as of December 31, 2004, were $391,197,000, a decrease of $63,585,000, or 14% when compared to one year ago.  The decrease in total deposits during this time period is due to the intentional run-off of higher cost time deposits, partially offset by growth in noninterest bearing demand deposits.   Given this decline in high cost time deposits during this time period, the Company has replaced these funds by borrowing from the Federal Home Loan Bank.  This borrowing activity has allowed the Company to fund loan growth with less expensive funds.

Noninterest Income

            Noninterest income increased 30% to $2,447,000 for the quarter ended December 31, 2004 as compared to $1,889,000 for the same period in 2003.  Noninterest income was $7,916,000 for the twelve months ended December 31, 2004 as compared to $6,833,000 one year ago.  Merchant draft processing revenues increased $419,000 from $1,420,000 in the fourth quarter of 2003 to $1,839,000 in the fourth quarter of 2004 due to an increase in processing volume.  Merchant draft processing revenues increased $747,000 from $4,824,000 at December 31, 2003 to $5,571,000 at December 31, 2004.  Excluding net revenue from merchant bankcard processing, noninterest income amounted to $608,000 and $2,345,000 for the three and twelve months ended December 31, 2004 as compared to $469,000 and $2,009,000 for the same periods one year ago.  The increase in other income during the three and twelve month period of 2004 as compared to 2003 is primarily due to an increase in other income of $180,000 and $437,000.  The increase in other income during 2004 when compared to 2003, is primarily due to $130,000 in new income associated with the Company’s implementation of a program to sell investment products and $438,000 in additional income derived from the purchase of life insurance policies on certain key executives.

Noninterest Expense

            Noninterest expense was $4,830,000 for the three months ended December 31, 2004 as compared to $4,274,000 in the same period one year ago, which represents an increase of $556,000 or 13%.  For the twelve months ended December 31, 2004, noninterest expense increased $1,821,000 or 11% to $18,221,000 from $16,400,000 one year ago.  The increase in noninterest expense is primarily attributable to an increase in salaries and employee benefits expense and merger related expenses.  The increase in salaries and employee benefits expense during 2004 is partially due to an increase of the number of full time equivalent employees employed by the Company, the continued impact of increased costs associated with health care and workers compensation insurance and normal annual salary increases.  Additionally, when compared to 2003, salaries and employee benefits expense was negatively impacted by a decline in the amount of contra-salary expense related to Statement of Financial Accounting Standards No. 91 of $80,000 for the three month period ended December 31, 2004, and a decline of $299,000 for the twelve month period ended December 31, 2004, resulting from lower levels of loan originations and thus, a lower level of salary expense was allocated to net deferred loan fees. Other expense increased $324,000 and $468,000 for the three and twelve months ended December 31, 2004, when compared to the same periods one year ago, primarily due to $324,000 and $591,000 in expenses recognized in the fourth quarter of 2004 and for the full year 2004 associated with the pending merger of the Company into Westamerica Bancorporation.  The Company's efficiency ratio for the three and twelve months ended December 31, 2004 was 58% and 60% as compared to 56% and 55% one year ago.  The efficiency ratio for the Company’s subsidiary, National Bank of the Redwoods was 51% and 53% for the three and twelve months ended December 31, 2004 as compared to 52% for the three and twelve month periods one year ago.

Segments

            For the three and twelve months ended December 31, 2004, net income of the Company's community banking segment was $1,355,000 and $5,569,000 on revenues of $6,301,000 and $24,542,000.  This compares to net income of $908,000 and $6,123,000 and revenues of $6,107,000 and $24,070,000 for the same periods one year ago.  The segment's increase in net income, as compared to the fourth quarter of 2003, is primarily attributable to an increase in noninterest income, a decrease in income tax expense, a slight increase in net interest income, offset by an increase in noninterest expense.    For the twelve months ended December 31, 2004, the segment’s decrease in net income is primarily attributable to an increase in noninterest expense, partially offset by an increase in interest income and noninterest income.

            The net income of the Company's bankcard segment was $708,000 and $1,861,000 for the three and twelve months ended December 31, 2004 versus $459,000 and $1,526,000 in 2003.  The increase in the segment’s net income for the three and twelve months ended December 31, 2004 is primarily due to an increase in noninterest income, partially offset by an increase in noninterest expense and a decrease in net interest income.  The bankcard segment’s net interest income is partially determined by the Company’s internal funds transfer pricing systems, which assigns a cost of funds or credit for funds to assets or liabilities based on their type, maturity or repricing characteristics.  The decrease in net interest income for the bankcard segment is due to a decline in the general interest rate environment and a decrease in the segment’s customer deposit base, which resulted in a decrease in the credit for funds given to the segment.  The merchant bankcard segment’s net income comprised 34% and 25% of the Company's consolidated net income for the three and twelve months ended December 31, 2004, as compared to 34% and 20% for the three and twelve months ended December 31, 2003.

Capital Structure

            In January 2004, the Company raised its quarterly cash dividend to $0.21 per common share from $0.17.

            In August 2001, the Company announced an authorization to repurchase 533,250 shares, as adjusted for the three-for-two stock splits declared September 20, 2001 and July 15, 2003.  In August 2003, the Company announced an authorization to repurchase an additional 496,500 shares, for a total authorization of 1,029,750.  To date, 557,987 shares have been repurchased under the current authorization, as adjusted for the three-for-two stock splits. Under the terms of Company’s merger agreement with Westamerica Bancorporation, the Company may not purchase shares of Company common stock and the repurchase program has been suspended indefinitely.

            As of December 31, 2004, Redwood Empire Bancorp had total assets of $510,723,000 and 4,956,373 common shares outstanding.  The Company provides diverse financial products and services which are marketed through full-service offices in the North Coast counties of California. Redwood Empire Bancorp stock is traded on The Nasdaq Stock Market® under the symbol REBC.

            Except for historical information contained herein, the statements contained in this press release, including statements concerning future increases in the value of Redwood Empire Bancorp stock, are forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act or 1934, as amended.  These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Redwood Empire Bancorp’s Securities and Exchange Commission filings, including its Annual Reports on Form 10-K and quarterly reports on Form 10-Q. Redwood Empire Bancorp disclaims any intent or obligation to update these forward-looking statements.

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